Exhibit 10.2
                               AMENDMENT TO THE
                              PEOPLES STATE BANK
                   EXECUTIVE DEFERRED COMPENSATION AGREEMENT

      This amendment (the "Amendment") to that certain Executive Deferred Compensation Agreement (the "Agreement") originally entered into February 7, 2005 by and between Peoples State Bank, a banking association organized under the laws of the State of Wisconsin (the "Bank"), and David Svacina (the "Executive"), is made effective the 7th day of February 2005 (the "Effective Date").

      WHEREAS, the Executive is currently employed by the Bank in an executive capacity;

      WHEREAS, the Executive and the Bank originally entered into the Agreement in order to induce the Executive to remain in the employ of the Bank and to continue to provide valuable services and business counsel to the Bank;

      WHEREAS, the Agreement provides certain benefits to the Executive in the form of deferred compensation payments which commence upon the Executive's retirement or other termination of employment from the Bank, as provided more specifically in the Agreement;

      WHEREAS, the Bank and the Executive desire to amend the Agreement to clarify certain benefits offered under the Agreement; and

      WHEREAS, pursuant to Section 9.1 of the Agreement, the Bank and the Executive may agree to amend the Agreement.

      NOW, THEREFORE, the Bank, with the Executive's consent, hereby amends the Agreement effective February 7, 2005, as follows:

     1.    Section 1.1.16 of the Agreement is amended by deleting existing
           Section 1.1.16 of the Agreement in its entirety, and substituting the following new Section 1.1.16 in its place:

            "1.1.16     `Early Retirement Age' means age sixty-two (62)."

     2.    Section 1.1.18 of the Agreement is amended by deleting existing
           Section 1.1.18 of the Agreement in its entirety, and substituting the following new Section 1.1.18 in its place:

            "1.1.18     `Interest' has the meaning set forth in Section 3.1.5."

     3.    Article 3 of the Agreement is amended by deleting existing Section
           3.1.3 of the Agreement in its entirety, and substituting the following new Sections of Article 3 of the Agreement in its place:

            "3.1.3      Annual Grant of Deferred Compensation.  At the
      end of each Plan Year, the Bank shall make a contribution to the Deferral Account in an amount equal to two percent (2%) of the Executive's Base Salary and shall report that contribution to the Executive in writing in substantially the form set forth in Exhibit E of this Agreement on the first day of the subsequent Plan Year.

                  3.1.3.1 Final Grant of Deferred Compensation.
            Notwithstanding the preceding Section 3.1.3, the Executive shall receive no Annual Grant of Deferred Compensation in any Plan Year following the Plan Year in which the Executive attains Normal Retirement Age.

            3.1.4 Annual Incentive Grant of Deferred Compensation. At the end of each Plan Year, the Bank shall make a contribution to the Deferral Account in an amount equal to a percentage of the Executive's Base Salary as determined in accordance with Addendum A to Exhibit F of this Agreement for any given Plan Year and shall report that contribution to the Executive in writing in substantially the form set forth in Exhibit F of this Agreement on the first day of the subsequent Plan Year.

                  3.1.4.1 Final Grant of Deferred Compensation.
            Notwithstanding the preceding Section 3.1.4, the Executive shall receive no Annual Incentive Grant of Deferred
            Compensation in any Plan Year following the Plan Year in which the Executive:

                        (a)   attains Normal Retirement Age; or

                        (b) no longer remains a full-time employee of the Bank.

            3.1.5       Interest.  Until any payment commences under
      Article 4 or Article 5 of this Agreement, the Bank shall accrue Interest on the Deferral Account at an annual rate equal to the fifty percent (50%) of the annual Return on Equity of the Bank for the Plan Year, subject to a minimum of zero percent (0%) and a maximum of ten percent (10%). The Bank shall credit annual Interest in arrears at the end of each Plan Year on only the Executive's Deferrals and Matching Deferrals credited during the Plan Year to the Deferral Account. In addition, as of the first day of a Plan Year, the Bank will credit compound Interest to the Deferral Account based on the Deferral Account balance as of the last day of the preceding Plan Year. Interest credited under this
      Section 3.1.5 shall continue until payment commences using the ROE for the prior Plan Year. In the event of a part-year interest payment due the Executive's entitlement to and commencement of benefits under this Agreement, the interest rate shall be applied to the Deferral Account balance using monthly compounding for the period prior to the first payment of any benefits under this Agreement."

     4. The Agreement is amended by adding the following new Exhibits E an F to the Agreement:

                                   EXHIBIT E

                              PEOPLES STATE BANK
                      INCENTIVE DEFERRED BONUS AGREEMENT
                        GRANT OF DEFERRED COMPENSATION

      THIS GRANT (the "Grant") is made and entered into as of ______ day of ______________, 20____, by the Peoples State Bank, Wausau, Wisconsin (the "Bank"), pursuant to the Executive Deferred Compensation Agreement between the Bank and ________________________ (the "Executive"), effective February ___, 2005 (the "Agreement"). Capitalized terms set forth herein shall have the same meaning provided in the Agreement, unless otherwise expressly stated herein.

      1. Annual Deferred Amount. The Bank hereby grants to the Executive's Deferral Account ______________________ Dollars ($___________) under the terms and subject to the conditions set forth herein and in the Agreement under
Section 3.1.3, which is incorporated by reference into this Grant. The Executive acknowledges receipt of a copy of the Agreement.

      2. No Ownership Rights. The amount granted shall be credited to the Executive's Deferral Account pursuant to the terms set forth in the Agreement. Except as otherwise provided in the Agreement, this Grant does not convey to the Executive any current interest in the amount subject of this Grant or any prior Grant.

            PEOPLES STATE BANK:


            By: _________________________________________

            Title: ________________________________________

                                   EXHIBIT F

                              PEOPLES STATE BANK
                      INCENTIVE DEFERRED BONUS AGREEMENT
                        GRANT OF DEFERRED COMPENSATION

      THIS GRANT (the "Grant") is made and entered into as of ______ day of ______________, 20____, by the Peoples State Bank, Wausau, Wisconsin (the "Bank"), pursuant to the Executive Deferred Compensation Agreement between the Bank and ________________________ (the "Executive"), effective February ___, 2005 (the "Agreement"). Capitalized terms set forth herein shall have the same meaning provided in the Agreement, unless otherwise expressly stated herein.

      1. Annual Deferred Amount. The Bank hereby grants to the Executive's Deferral Account ______________________ Dollars ($___________) under the terms and subject to the conditions set forth herein and in the Agreement under
Section 3.1.4, which is incorporated by reference into this Grant. The Executive acknowledges receipt of a copy of the Agreement.

      2. No Ownership Rights. The amount granted shall be credited to the Executive's Deferral Account pursuant to the terms set forth in the Agreement. Except as otherwise provided in the Agreement, this Grant does not convey to the Executive any current interest in the amount subject of this Grant or any prior Grant.

            PEOPLES STATE BANK:


            By: _________________________________________

            Title: ________________________________________

                                  ADDENDUM A
                              PEOPLES STATE BANK
                      EXECUTIVE DEFERRED BONUS AGREEMENT
                            ANNUAL INCENTIVE GRANT

CALCULATION OF ANNUAL INCENTIVE GRANT (WHICH SHALL BE STATED ON EXHIBIT F).

      The amount of the Executive's benefit determined in accordance with
Section 3.1.4 of the Agreement shall be based on the following specific factors:

      FACTOR ONE: The percentage shown on the table below determined by measuring the increase of the Bank's Average Assets from one Plan Year to the next, calculated based upon the data provided in the Report and Condition of Income prepared for the Bank as of December 31st of the respective Plan Year by the FFIEC:

                AVERAGE ASSET GROWTH RANGE
                FROM:       TO:        PERCENTAGE:
                7.5%        8.4%         2.00%
                8.5%        9.4%         4.00%
                9.5%       10.4%         8.00%
               10.5%       11.4%        12.00%
               11.5%       12.4%        16.00%
               12.5%       And up       20.00%

      FACTOR TWO:  The Executive's Base Salary as determined under the
Agreement.

      The amount of the Executive's Annual Incentive Grant of Deferred Compensation is the product of Factor One multiplied by Factor Two, which is set forth on Exhibit F for the completed Plan Year.

EXECUTIVE:

_____________________________________      Date: _____________


PEOPLES STATE BANK:

By: ____________________________________   Date: _____________

Title: __________________________________

      IN WITNESS WHEREOF, the Bank and the Executive both acknowledge that each has carefully read this Amendment and has executed an original hereof on the ____ day of March 2005, to be effective as of February 7, 2005.

                                    EXECUTIVE:


                                    By: _________________________________
                                        David Svacina

                                    BANK:


                                    By: _________________________________

                                    Its: ________________________________